                                                                  EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-78236) pertaining to the 1992 Stock Option Plan of Showscan Entertainment Inc. of our report dated July 14, 1998, with respect to the consolidated financial statements and schedule of Showscan Entertainment Inc. included in the Annual Report (Form 10-K) for the year ended March 3l, 1998.



                                        Ernst & Young LLP



Los Angeles, California
July 29 1998